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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 15, 2004

                             The Enstar Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)


          Georgia                       0-07477                 63-0590560
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)


                               401 MADISON AVENUE
                            MONTGOMERY, ALABAMA 36104
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (334) 834-5483


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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Item 2.  Acquisition or Disposition of Assets.

         On July 15, 2004, The Enstar Group, Inc. issued a press release (the "Press Release") announcing that its majority-owned subsidiaries, JCF CFN LLC and JCF CFN II LLC, have completed the sale of all of their interests in Green Tree Investment Holdings LLC and related entities ("Green Tree") for cash to FIT CFN Holdings LLC, an affiliate of Fortress Investment Group, LLC, and Cerberus Green Tree Investments, LLC and Cerberus JCF Coinvest, LLC, each affiliates of Cerberus Capital Management L.P. The interests in Green Tree represent substantially all of the assets of JCF CFN LLC and JCF CFN II LLC. The Press Release is filed herewith as Exhibit 99.1 and is incorporated herein by reference thereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  99.1     The Enstar Group, Inc. Press Release, dated July 15,
                           2004.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: July 15, 2004


                                        THE ENSTAR GROUP, INC.



                                        By: /s/ Cheryl D. Davis
                                        ---------------------------------------
                                        Cheryl D. Davis
                                        Chief Financial Officer, Vice President
                                        of Corporate Taxes and Secretary